Exhibit 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT AND OTHER FINANCING AGREEMENTS
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND OTHER FINANCING AGREEMENTS (this “Amendment”), dated as of September 17, 2007, is entered into among PC MALL, INC., a Delaware corporation formerly known as IdeaMall, Inc. (“PC Mall”), PC MALL SALES, INC., a California corporation formerly known as Creative Computers, Inc. (“PC Mall Sales”), ELINUX.COM, INC., a Delaware corporation (“eLinux”), WAREFORCE CORP., a Delaware corporation formerly known as WF Acquisition Sub, Inc. (“Wareforce”), COMPUTABILITY LIMITED, a Delaware corporation (“Computability”), AF SERVICES, LLC, a Delaware limited liability company, as successor by merger to AF Services, Inc. (“AF Services”), PC MALL GOV, INC., a Delaware corporation (“PCMG”), SIFY, INC., a Delaware corporation formerly known as ClubMac, Inc. (“SIFY”), ONSALE, INC., a Delaware corporation (“Onsale”), AV ACQUISITION, INC., a Delaware corporation (“AV Acquisition”), GMR SYSTEMS, INC., a Delaware corporation formerly known as Mall Acquisition 1, Inc. and as PCM.com, Inc. (“GMRS”), MALL ACQUISITION 3, INC., a Delaware corporation (“Acquisition 3”), MALL MARKETING, INC., a Delaware corporation (“Mall Marketing”), OSRP, LLC, a Delaware limited liability company (“OSRP”), PC MALL CANADA, INC., a Quebec corporation (“PC Mall Canada” and together with PC Mall, PC Mall Sales, eLinux, Wareforce, Computability, AF Services, PCMG, SIFY, Onsale, AV Acquisition, GMRS, Acquisition 3, Mall Marketing, OSRP and Mall Canada, collectively referred to herein as “Existing Borrowers”), SARCOM, INC., a Delaware corporation (“New Borrower”), WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation formerly known as Congress Financial Corporation (Western), as administrative and collateral agent for the Lenders under the Loan Agreement (in such capacity, “Agent”), and each of the financial institutions party to the Loan Agreement as a Lender (collectively, “Lenders”). Existing Borrowers and New Borrower will collectively be referred to herein as “Borrowers”.
RECITALS
     A. Existing Borrowers, Mall Acquisition 2, Inc., a Delaware corporation (“Acquisition 2”), Agent and Lenders have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of August 1, 2005, as amended by the First Amendment to Amended and Restated Loan and Security Agreement and Other Financing Agreements dated as of September 30, 2005 and the Second Amendment to Amended and Restated Loan and Security Agreement dated as of June 11, 2007 (the “Loan Agreement”), pursuant to which Agent and Lenders have made certain loans and financial accommodations available to Existing Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
     B. PC Mall and Agent have previously entered into that certain Stock Pledge Agreement dated March 7, 2001 as amended (the “Pledge Agreement”), covering the capital stock of the other Existing Borrowers.

     C. PC Mall is acquiring New Borrower pursuant to a merger transaction in which Acquisition 2 will be merged with and into New Borrower, with New Borrower as the surviving corporation, pursuant to that certain Agreement and Plan of Merger dated as of August 17, 2007 among PC Mall, Acquisition 2, New Borrower and certain stockholders of New Borrower (the “Sarcom Acquisition”).
     D. The parties now desire to amend the Loan Agreement and the Pledge Agreement upon the terms and conditions set forth below.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendments.
          (a) Addition of New Borrower. New Borrower is hereby added as a co-borrower under the Loan Agreement with the same force and effect as if New Borrower had duly executed and delivered the Loan Agreement as Borrower thereunder in addition to the Existing Borrowers. Without limiting the foregoing:
               (i) The definitions of “Borrower” and “Borrowers” in the preamble of the Loan Agreement are hereby amended to include New Borrower in addition to the Existing Borrowers.
               (ii) New Borrower and each of the Existing Borrowers shall be jointly and severally liable for all Obligations.
               (iii) To secure payment and performance of all Obligations, New Borrower hereby grants to Agent a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent as security, all Collateral, whether now owned or hereafter acquired or existing, and wherever located.
               (iv) The Information Certificate of New Borrower attached hereto as Exhibit A is hereby included in Exhibit A to the Loan Agreement in addition to the Information Certificates of the Existing Borrowers.
               (v) New Borrower hereby represents and warrants to Lender the truth and accuracy of all representations and warranties applicable to Borrowers in the Loan Agreement (after giving effect to the inclusions of New Borrowers and their Information Certificates as set forth in clauses (i) and (iv) above).
               (vi) New Borrower hereby agrees to perform all of the covenants and agreements applicable to Borrowers in the Loan Agreement.
               (vii) Lender shall have all of the rights, remedies, interests and powers as against New Borrower as provided to Lender in relation to Borrowers in the Loan Agreement.

          (b) New Borrower Letters of Credit. The phrase “or on account of the letters of credit set forth on Schedule 9.9 to the Information Certificate of Sarcom, Inc.” is hereby added immediately after the phrase “set forth on Schedule 9.9 hereto” in Section 9.9(d) of the Loan Agreement, and the phrase “or on Schedule 8.4 to the Information Certificate of Sarcom, Inc.” is hereby added immediately after the phrase “set forth on Schedule 8.4 hereto” in Section 9.8(g) of the Loan Agreement.
          (c) Eligibility. Without limiting the eligibility criteria set forth in the definitions of “Eligible Accounts” and “Eligible Inventory” in Sections 1.20 and 1.21 of the Loan Agreement, none of the Accounts or Inventory of New Borrower will be deemed Eligible Accounts or Eligible Inventory unless and until Agent has completed a “take-over exam” of the Accounts and Inventory of New Borrower during the ten (10) days preceding the closing of the Sarcom Acquisition, with results satisfactory to Agent.
          (d) Term Loan. With respect to Section 2.3(a) of the Loan Agreement, and subject to the terms and conditions of the Loan Agreement and this Amendment, the aggregate principal sum of the Term Loans shall be increased to the amount of $5,425,000, and each Term Loan Lender severally (and not jointly) agrees to fund its Pro Rata Share of such amount (net of the outstanding principal balance of the Term Loan of such Term Loan Lender immediately before such increase), provided that, (i) Onsale shall have duly executed and delivered an amendment to Agent’s deed of trust against the Real Estate, in form and content acceptable to Agent, to secure the Term Loans as so increased, and (ii) with respect to such amendment, Chicago Title Company shall have committed to issue a California Land Title Association Form 110.10 Endorsement to Agent’s loan policy of title insurance covering such deed of trust. The Term Loans as so increased shall be (iii) evidenced by the Term Notes as amended and restated pursuant to clause (b) of Section 2 below, (iv) repaid with interest in accordance with the Loan Agreement, such Term Notes and other Financing Agreements (including amortization of principal over eighty-four (84) months as more specifically set forth in such Term Notes), and (v) secured by all of the Collateral.
          (e) Pledge Agreement. Recital B of the Pledge Agreement is hereby amended by adding immediately after the reference to “PC MALL CANADA, INC., a Quebec corporation”, the words “SARCOM, INC., a Delaware corporation.”
     2. Effectiveness of this Amendment. Agent must have received the following items, in form and content acceptable to Agent, before this Amendment is effective.
          (a) This Amendment fully executed in a sufficient number of counterparts for distribution to all parties.
          (b) Amended and restated Term Notes to replace the existing Term Notes.
          (c) All consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral held by New Borrower or to effectuate the provisions or purposes of the Loan Agreement and the other Financing Agreements, including, without limitation, Collateral Access Agreements;

          (d) Deposit Account Control Agreements by and among Agent, New Borrower and each bank where New Borrower has a deposit account, in each case, duly authorized, executed and delivered by such bank and New Borrower (or Agent shall be the bank’s customer with respect to such deposit account as Agent may specify);
          (e) Direction Letter duly executed and delivered by New Borrower and Huntington National Bank with respect to their credit card and debit card processing arrangements;
          (f) Collateral Assignment of Trademarks duly executed and delivered by New Borrower;
          (g) Collateral Assignment of Copyrights duly executed and delivered by New Borrower;
          (h) Lien and judgment search results for the jurisdiction of organization of New Borrower, the jurisdiction of the chief executive office of New Borrower and all jurisdictions in which assets of New Borrower are located, which search results shall be in form and substance satisfactory to Agent;
          (i) The certificates evidencing all of the issued and outstanding shares of capital stock of New Borrower, together with stock powers duly executed and delivered by PC Mall therefor in blank.
          (j) Such documents as Agent may require to establish that it has a valid, perfected and first priority security interest in the Collateral held by New Borrower.
          (k) Such documents as Agent may require with respect to the organization, existence, good standing, power and authority of New Borrower.
          (l) Evidence of insurance and loss payable endorsements with respect to the insurance policies of New Borrower.
          (m) Favorable opinion letter of counsel to New Borrower with respect to the transactions contemplated hereby.
          (n) Evidence that the Sarcom Acquisition has closed.
          (o) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.
     3. Representations and Warranties. Each Borrower represents and warrants as follows:
          (a) Authority. Such Borrower has the requisite corporate or company power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party.

The execution, delivery and performance by such Borrower of this Amendment have been duly approved by all necessary corporate or company action and no other corporate or company proceedings are necessary to consummate such transactions.
          (b) Enforceability. This Amendment has been duly executed and delivered by such Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.
          (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
          (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of such Borrower, have been duly authorized by all necessary corporate or company action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.
          (e) No Default. No event has occurred and is continuing that constitutes an Event of Default.
     4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.
     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     6. Reference to and Effect on the Financing Agreements.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
          (b) Except as specifically provided above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.
          (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement or the Pledge Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement and the Pledge Agreement as modified or amended hereby.
     7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Pledge Agreement, as amended hereby, and the other Financing Agreements effective as of the date hereof.
[signature pages to follow]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

AGENT:
WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as Agent
By:	/s/ D.B. Laughton
Name:	D.B. Laughton
Title:	Managing Director

LENDERS:
WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN)
By:	/s/ D.B. Laughton
Name:	D.B. Laughton
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Matthew Bourgeois
Name:	Matthew Bourgeois
Title:	Senior Vice President

LASALLE BUSINESS CREDIT, LLC

By:	/s/ Elizabeth J. Mitchell
Name:	Elizabeth J. Mitchell
Title:	A.V.P.

BORROWERS:

PC MALL, INC.

By: /s/ Brandon La Verne Name: Brandon La Verne Title: Interim CFO

PC MALL SALES, INC.

By: /s/ Pete Freix Name: Pete Freix Title: President

ELINUX.COM, INC.

By: /s/ Dan DeVries Name: Dan DeVries Title: President

WAREFORCE CORP.

By: /s/ William C. Neary Name: William C. Neary Title: Chairman

COMPUTABILITY LIMITED

By: /s/ Kris Rogers Name: Kris Rogers Title: President

AF SERVICES, LLC

By: /s/ Simon Abuyounes Name: Simon Abuyounes Title: President

PC MALL GOV, INC.

By: /s/ Alan Bechara Name: Alan Bechara Title: President

SIFY, INC.

By: /s/ Dan DeVries Name: Dan DeVries Title: President

ONSALE, INC.

By: /s/ Abe Almbashir Name: Abe Almbashir Title: Secretary

AV ACQUISITION, INC.

By: /s/ Dan DeVries Name: Dan DeVries Title: President

GMR SYSTEMS, INC.

By: /s/ Alan Bechara Name: Alan Bechara Title: President

MALL ACQUISITION 3, INC.

By: /s/ Dan DeVries Name: Dan DeVries Title: President

MALL MARKETING, INC.

By: /s/ John Stimson Name: John Stimson Title: Secretary

OSRP, LLC

By: /s/ Dan DeVries Name: Dan DeVries Title: President

PC MALL CANADA, INC.

By: /s/ Kris Rogers Name: Kris Rogers Title: President

SARCOM, INC.

By: /s/ William C. Neary Name: William C. Neary Title: Chairman